DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The Lexington Growth and Income Fund appreciated by 21.42%* for the year ended December 31, 1998. This compares to a 15.6% return for the average growth and income fund monitored by Lipper, Inc. during the period.

     Stocks turned in another record performance in 1998, with the Dow Jones Industrial Average rising 18.1% after three consecutive years of 20%+ returns. The gains were not achieved in a straight line as the market dropped 12% in the third quarter, its worst quarterly performance since 1990. Behind the drop was the growing concern that the U.S. would finally begin to feel the effects of the spreading currency and economic crisis that began in Asia in 1997. Liquidity problems at several large hedge funds together with the deterioration of the financial system in Russia raised the specter of a global financial crisis. Central Banks around the world, including the U.S. Federal Reserve, responded aggressively, lowering interest rates and helping to restore confidence. Stocks responded in kind with a strong year-end rally.

     The U.S. economy continues to defy gravity. Despite widespread predictions that the economic problems in many emerging economies would drive the U.S. into a sharp slowdown, if not a full-blown recession, growth has remained strong. Third quarter Gross Domestic Product rose 3.7%, and it appears that fourth quarter growth could approach 4%. While manufacturing activity has slowed significantly in response to global conditions, consumers have continued spending, reflecting continued strong income growth, high confidence levels, and the support of a strong stock market. Thus, the U.S. continues to enjoy the best of all worlds-strong overall growth, low interest rates and low inflation. The economic problems that began in Asia are now being felt in Latin America, a region that ranks as a more important trading partner to the U.S. than the emerging economies of Asia, and should therefore have a greater impact on our economy. A domestic slowdown would appear to be inevitable, although we believe the economy remains fundamentally sound. Should the economy sustain its current strength, it could result in a change in policy by the Federal Reserve, which in recent months has already reduced interest rates three times.

     The larger issue for investors will be the corporate earnings environment. Slowing demand overseas, a lack of pricing power, and pressure from rising wage costs has resulted in virtually no earnings growth in 1998. The outlook is for more of the same, at least through the first half of this year with the prospect of a return to moderate growth in the second half. Analyst estimates appear too optimistic and stock prices will be fighting a steady stream of estimate reductions in early 1999. The key to investment performance in this environment will be avoiding significant earnings disappointments.

     Our investment approach continues to focus on finding high quality stocks with good earnings and price momentum, and which sell at attractive valuations. This strategy led to significant weightings in the pharmaceutical, financial and domestically oriented consumer sectors early in the year. As the financial crisis continued we decreased our exposure to the banking industry, increasing our investments in the domestically oriented consumer sector. We were also able to take advantage of the summer correction in the markets to increase the Fund's exposure to the technology sector at attractive prices. These were the principal drivers of the Fund's above average performance.

     We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.

Sincerely,


/s/ Alan H. Wapnick                           /s/ Robert M. DeMichele
-------------------------                     ------------------------------
   Alan H. Wapnick                                Robert M. DeMichele
   Portfolio Manager                              President
   February, 1999                                 February, 1999



--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   LEXINGTON GROWTH AND INCOME FUND, INC. AND
              THE UNMANAGED STANDARD & POOR'S 500 STOCK PRICE INDEX


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]


Year             Growth and Income         S&P 500
12/31/88             $10,000               $10,000
12/31/89             $12,756               $13,164
12/31/90             $11,446               $12,756
12/31/91             $14,293               $16,634
12/31/92             $16,060               $17,900
12/31/93             $18,183               $19,700
12/31/94             $17,617               $19,958
12/31/95             $21,593               $27,459
12/31/96             $27,306               $33,766
12/31/97             $35,595               $45,034
12/31/98             $43,218               $57,967


                         AVERAGE ANNUAL STANDARD TOTAL RETURNS
                             FOR THE PERIOD ENDED 12/31/98

FUND/INDEX               1 YEAR         5 YEAR         10 YEAR
----------               ------         ------         -------
LEXINGTON GROWTH
AND INCOME FUND          21.42%         18.90%         15.76%

S & P 500                28.72%         24.09%         19.22%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"). Results for the Fund, and the S&P 500 include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------




*21.42%, 18.90% and 15.76% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)

December 31, 1998


     NUMBER                                                            VALUE
   OF SHARES                        SECURITY                          (NOTE 1)

================================================================================
                COMMON STOCKS: 99.5%

                BANKING: 1.5%
     80,400     Union Planters Corporation .....................   $3,643,125
                                                                   ----------
                CAPITAL EQUIPMENT: 1.3%
     54,000     Federal-Mogul Corporation ......................    3,213,000
                                                                   ----------
                COMPUTERS: 1.8%
    105,000     Compaq Computer Corporation ....................    4,403,438
                                                                   ----------
                CONSUMER DURABLE GOODS: 2.5%
     73,700     EMC Corporation1 ...............................    6,264,500
                                                                   ----------
                CONSUMER NONDURABLE GOODS: 9.1%
     69,500     Anheuser-Busch Companies .......................    4,560,937
     63,000     Dole Food Company, Inc. ........................    1,890,000
     80,700     Philip Morris Companies, Inc. ..................    4,317,450
    108,000     Saks, Inc. .....................................    3,408,750
    140,600     Sara Lee Corporation ...........................    3,963,162
     50,800     Unilever NV ....................................    4,213,225
                                                                   ----------
                                                                   22,353,524
                                                                   ----------
                DRUGS: 2.2%
     43,700     Pfizer, Inc. ...................................    5,481,619
                                                                   ----------
                ELECTRICAL & ELECTRONICS: 3.2%
     81,800     BMC Software, Inc.1 ............................    3,647,769
     68,200     Motorola, Inc. .................................    4,164,462
                                                                   ----------
                                                                    7,812,231
                                                                   ----------
                ENERGY SOURCES: 8.3%
     35,000     Chevron Corporation ............................    2,902,812
    136,000     Conoco, Inc. "A"1 ..............................    2,839,000
     67,000     Dominion Resources, Inc. .......................    3,132,250
     60,500     Exxon Corporation ..............................    4,424,062
     64,600     Texaco, Inc. ...................................    3,415,725
    114,500     The Williams Companies, Inc. ...................    3,570,969
                                                                   ----------
                                                                   20,284,818
                                                                   ----------
                FINANCIAL SERVICES: 12.5%
    177,700     Ace, Ltd. ......................................    6,119,544
     69,600     BankAmerica Corporation ........................    4,184,700
     91,200     Federal National Mortgage Association ..........    6,748,800
    194,600     Foremost Corporation of America ................    4,086,600
     70,000     Morgan Stanley Dean Witter
                and Company ....................................    4,970,000
     95,900     NAC Re Corporation .............................    4,501,306
                                                                   ----------
                                                                   30,610,950
                                                                   ----------
                HEALTH & PERSONAL CARE: 9.9%
     38,500     Bristol-Myers Squibb Company ...................    5,151,781
     93,000     Cardinal Health, Inc. ..........................    7,056,375
     50,700     Johnson and Johnson ............................    4,252,462
    105,300     Medtronic, Inc. ................................    7,818,525
                                                                   ----------
                                                                   24,279,143
                                                                   ----------

    NUMBER
  OF SHARES
 OR PRINCIPAL                                                        VALUE
    AMOUNT                           SECURITY                       (NOTE 1)

--------------------------------------------------------------------------------

                   HOUSHOLD PRODUCTS: 2.5%
    66,000         Procter & Gamble Company ....................   $  6,026,625
                                                                   ------------
                   INSURANCE: 1.9%
    62,700         EXCEL, Ltd. .................................      4,702,500
                                                                   ------------
                   MATERIALS: 4.1%
   107,200         Fort James Corporation ......................      4,288,000
    94,900         Martin Marietta Materials, Inc. .............      5,901,594
                                                                   ------------
                                                                     10,189,594
                                                                   ------------
                   MERCHANDISING: 16.0%
    83,900         Costco Companies, Inc.1 .....................      6,069,641
   116,100         Gap, Inc. ...................................      6,530,625
    86,000         Rite Aid Corporaton .........................      4,262,375
   139,100         Safeway, Inc. ...............................      8,476,406
   143,800         The Home Depot, Inc. ........................      8,798,762
   176,100         The TJX Companies, Inc. .....................      5,106,900
                                                                   ------------
                                                                     39,244,709
                                                                   ------------
                   MULTI-INDUSTRY: 3.2%
   104,300         Tyco International, Ltd. ....................      7,868,131
                                                                   ------------
                   SERVICES: 13.2%
    76,000         Computer Associates International, Inc. .....      3,239,500
   115,300         Ecolab, Inc. ................................      4,172,419
   157,700         HBO and Company .............................      4,528,947
    78,800         Network Associates, Inc.1 ...................      5,227,888
    86,900         Pitney Bowes, Inc. ..........................      5,740,831
   144,100         Sungard Data Systems, Inc.1 .................      5,718,969
    63,000         Time Warner, Inc. ...........................      3,909,938
                                                                   ------------
                                                                     32,538,492
                                                                   ------------
                   TELECOMMUNICATIONS: 6.3%
   105,700         Comcast Corporation .........................      6,206,572
    45,900         Lucent Technologies, Inc. ...................      5,049,000
    74,050         Marsh & McLennan Companies, Inc. ............      4,327,297
                                                                   ------------
                                                                     15,582,869
                                                                   ------------
                   TOTAL COMMON STOCKS
                   (cost $169,807,585)..........................    244,499,268
                                                                   ------------
                   SHORT-TERM INVESTMENT: 1.8%
                   U.S. GOVERNMENT AGENCY OBLIGATION
$4,400,000         Federal Home Loan Mortgage
                   Corporation 4.5%, due 01/04/99
                   (cost $4,398,442)............................      4,398,442
                                                                   ------------
                   TOTAL INVESTMENTS: 101.3%
                   (cost $174,206,027+)(Note 1).................    248,897,710
                   Liabilities in excess of other assets: (1.3%)     (3,107,949)
                                                                   ------------
                   TOTAL NET ASSETS: 100.0%
                   (equivalent to $21.91 per share on
                   11,218,224 shares outstanding) ..............   $245,789,761
                                                                   ============

---------------------
1 Non-income producing security.

+ Aggregate cost for Federal income purposes is $174,216,429.

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS

Investments, at value
   (cost $174,206,027) (Note1).........................   $248,897,710
Cash ..................................................         80,848
Receivable for shares sold ............................        137,333
Dividends and interest receivable. ....................        103,502
                                                          ------------
   Total Assets .......................................    249,219,393
                                                          ------------
LIABILITIES

Due to Lexington Management Corporation
   (Note 2) ...........................................        124,823
Payable for shares redeemed ...........................         71,990
Distributions payable .................................      3,064,834
Accrued expenses ......................................        167,985
                                                          ------------
   Total Liabilities ..................................      3,429,632
                                                          ------------
NET ASSETS (equivalent to $21.91 per share on
   11,218,224 shares outstanding) (Note 4) ............   $245,789,761
                                                          ============
NET ASSETS consist of:

Capital stock-authorized 1,000,000,000 shares,
   $.001 par value per share...........................   $     11,218
Additional paid-in capital ............................    170,728,173
Accumulated net realized gain on investments (Note 1)          358,687
Unrealized appreciation of investments ................     74,691,683
                                                          ------------
   TOTAL NET ASSETS ...................................   $245,789,761
                                                          ============


LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998

INVESTMENT INCOME
Dividends ...................................   $2,289,170
Interest ....................................      565,365
                                                ----------
                                                 2,854,535

Less: foreign tax expense ...................        6,400
                                                ----------
   Total investment income ................................     $ 2,848,135
EXPENSES

  Investment advisory fee (Note 2). .........    1,466,333
  Distribution expenses (Note 3) ............      517,576
  Transfer agent and shareholder
   servicing expenses (Note 2) ..............      284,970
  Accounting expenses (Note 2).. ............      192,926
  Printing and mailing expenses. ............       53,153
  Professional fees .........................       43,287
  Custodian expenses ........................       29,823
  Registration fees .........................       21,925
  Computer processing fees ..................       18,956
  Directors' fees and expenses ..............       17,573
  Other expenses ............................       64,566
                                                ----------
   Total expenses .........................................       2,711,088
                                                                -----------
   Net investment income ..................................         137,047
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5)
Net realized gain on investments ............   25,439,329
Net change in unrealized appreciation
 of investments .............................   20,019,331
                                                ----------
Net realized and unrealized gain on

 investments ..............................................      45,458,660
                                                                -----------
INCREASE IN NET ASSETS RESULTING FROM

 OPERATIONS ...............................................     $45,595,707
                                                                ===========

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON GROWTH AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                         1998               1997
                                                   ----------------   ----------------
Net investment income ..........................   $    137,047       $    467,120
Net realized gain from investment
  transactions .................................     25,439,329         35,330,683
Net change in unrealized appreciation of
  investments ..................................     20,019,331         20,980,248
                                                   ------------       ------------
  Net increase in net assets resulting

    from operations ............................     45,595,707         56,778,051
Distributions to shareholders from net
  invesment income (Note 1) ....................        (13,349)          (691,040)
Distributions to shareholders from net
  realized gains from security transactions

  (Note 1) .....................................    (27,112,974)       (36,280,960)
Increase (decrease) in net assets from
  capital share transactions (Note 4) ..........       (716,787)         7,922,045
                                                   ------------       ------------
Net increase in net assets .....................     17,752,597         27,728,096
NET ASSETS:
Beginning of period ............................    228,037,164        200,309,068
                                                   ------------       ------------
End of period (including undistributed net
  investment income of $0 and $0 in 1998

  and 1997, respectively) (Note 1) .............   $245,789,761       $228,037,164
                                                   ============       ============

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Growth and Income Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term appreciation of capital. Income is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

       INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

       FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

       DISTRIBUTIONS Dividends from net investment income are normally declared and paid semi-annually and dividends from realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

       USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.75% of the Fund's average daily net assets up to $100 million and in decreasing stages to 0.40% of average daily net assets in excess of $250 million. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, 12B-1 fees and extraordinary expenses but including management fee, and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. No reimbursement was required for the year ended December 31, 1998. The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $435,270 which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN

The Fund has a distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998 were $517,576 and are set forth in the statement of operations.

LEXINGTON GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

4. CAPITAL STOCK
Transactions  in capital stock were as follows:


                                                 Year ended
                             December 31, 1998                 December 31, 1997
                      -------------------------------- ------------------------------
                           Shares          Amount           Shares         Amount
                      --------------- ---------------- ------------- -----------------
Shares sold .........       840,489    $  18,202,069       1,769,495   $ 37,859,449
Shares issued on
  reinvestment of
  dividends .........     1,097,314       23,855,594       1,653,833     32,896,215
                          ---------    -------------       ---------   ------------
                          1,937,803       42,057,663       3,423,328     70,755,664
Shares redeemed .....    (1,967,968)     (42,774,450)     (2,965,147)   (62,833,619)
                         ----------    -------------      ----------   ------------
 Net increase
  (decrease) ........       (30,165)   $    (716,787)        458,181   $  7,922,045
                         ==========    =============      ==========   ============

5. INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $141,747,402 and $163,885,528, respectively. At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $76,987,286 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,306,005.

6. INVESTMENT AND CONCENTRATION RISKS
The Fund's ability to invest in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

7. TAXATION INFORMATION (UNAUDITED)
The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1998:

The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended December 31, 1998, is 100%.

For the year ended December 31, 1998, the percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows.


       U.S. Treasury .........................     0.03%
       Federal Home Loan Bank ................     6.51
       Federal Home Loan Mortgage Corporation      6.73
       Federal National Mortgage Association .     0.05

The Fund designates $27,112,974, whether taken in shares or cash, as 20% long-term capital gain distributions.

================================================================================
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                                                               Year ended December 31,
                                                                               -----------------------
                                                                                   1998        1997
                                                                               ----------- -----------
Net asset value, beginning of period .....................................       $ 20.27     $ 18.56
                                                                                 -------     -------
Income (loss) from investment operations:

 Net investment income ...................................................            --        0.05
 Net realized and unrealized gain (loss) on investments ..................          4.30        5.46
                                                                                 -------     -------
Total income (loss) from investment operations ...........................          4.30        5.51
                                                                                 -------     -------
Less distributions:

 Distributions from net investment income ................................            --       (0.07)
 Distributions from net realized gains ...................................         (2.66)      (3.73)
 Distributions in excess of net realized gains (temporary book-tax difference)       --           --
                                                                                --------    --------
Total distributions ......................................................         (2.66)     ( 3.80)
                                                                                --------    --------
Net asset value, end of period ...........................................       $ 21.91     $ 20.27
                                                                                ========    ========
Total return .............................................................        21.42%      30.36%
Ratio to average net assets:
 Expenses ................................................................         1.16%       1.17%
 Net investment income ...................................................         0.06%       0.21%
Portfolio turnover rate ..................................................        63.20%      88.15%
Net assets, end of period (000's omitted) ................................      $245,790    $228,037




                                                                                  Year ended December 31,

                                                                           -------------------------------------
                                                                               1996        1995         1994
                                                                           ----------- ----------- -------------
Net asset value, beginning of period .....................................    $ 15.71     $ 14.36        $ 16.16
                                                                              -------     -------        -------
Income (loss) from investment operations:

 Net investment income ...................................................       0.07        0.22           0.17
 Net realized and unrealized gain (loss) on investments ..................       4.08        3.00          (0.68)
                                                                               ------     -------        -------
Total income (loss) from investment operations ...........................       4.15        3.22          (0.51)
                                                                               ------     -------        -------
Less distributions:

 Distributions from net investment income ................................      (0.13)      (0.22)         (0.16)
 Distributions from net realized gains ...................................      (1.17)      (1.65)         (0.91)
 Distributions in excess of net realized gains (temporary book-tax differen        --          --          (0.22)
                                                                              -------    --------        -------
Total distributions ......................................................      (1.30)      (1.87)         (1.29)
                                                                              -------    --------        -------
Net asset value, end of period ...........................................    $ 18.56     $ 15.71        $ 14.36
                                                                              =======    ========        =======
Total return .............................................................     26.46%      22.57%        (3.11)%
Ratio to average net assets:
 Expenses ................................................................      1.13%       1.09%          1.15%
 Net investment income ...................................................      0.43%       1.38%          1.06%
Portfolio turnover rate ..................................................    101.12%     159.94%         63.04%
Net assets, end of period (000's omitted) ................................   $200,309    $138,901       $124,829

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Growth and Income Fund, Inc.:

     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Growth and Income Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Growth and Income Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                   KPMG LLP

New York, New York
February 8, 1999

LEXINGTON
GROWTH AND INCOME FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------------------------------------------

LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




      ------------------------------------------------
          ALL SHAREHOLDER REQUESTS FOR SERVICES OF
          ANY KIND SHOULD BE SENT TO:

          TRANSFER AGENT
       ----------------------------------------------
         STATE STREET BANK AND
         TRUST COMPANY
         c/o National Financial Data Services
         1004 Baltimore
         Kansas City, Missouri 64105

         OR CALL TOLL FREE:
         SERVICE AND SALES: 1-800-526-0056
         24 HOUR ACCOUNT INFORMATION:
         1-800-526-0052
      ------------------------------------------------






--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Growth and Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                      --------------------------------------
                                    LEXINGTON
                      --------------------------------------




                                    LEXINGTON
                                     GROWTH
                                       AND
                                     INCOME
                                   FUND, INC.
                      --------------------------------------
                       Seeks capital appreciation over the
                        long term through investments in
                        the stocks of large, ably managed
                          and well financed companies.
                      --------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998
                               The Lexington Group
                                   of No Load
                              Investment Companies